                                                                    EXHIBIT 99.1

                         (HEALTHCARE REALTY TRUST LOGO)

                                  NEWS RELEASE

--------------------------------------------------------------------------------
  Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer,
                                 (615) 269-8175


            HEALTHCARE REALTY TRUST ANNOUNCES SECOND QUARTER RESULTS

         NASHVILLE, Tennessee July 31, 2006 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter that ended June 30, 2006. Revenues for the second quarter totaled $67.0 million, compared with the prior year's $60.0 million. Net income for the period was $11.5 million, or $0.24 per diluted common share, versus $11.6 million, or $0.24 per diluted common share, for the second quarter of 2005.

         Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts ("NAREIT") and comprised primarily of net income and depreciation from real estate, but not adjusted for certain non-cash income and expense items, totaled $27.5 million compared with $25.3 million for the same period in 2005. FFO per diluted common share totaled $0.58 compared with $0.53 for the second quarter of 2005. A reconciliation of FFO to net income follows.

         Revenues for the six months ended June 30, 2006 totaled $131.0 million compared with the prior year's $119.9 million. Net income for the six-month period was $24.0 million, or $0.50 per diluted common share, versus $32.3 million, or $0.68 per diluted common share, for the first six months of 2005. FFO totaled $52.5 million for the six months ended June 30, 2006, compared with $54.7 million for the same period ended June 30, 2005. FFO, per diluted common share, for the first six months of 2006 was $1.11, versus $1.15 for the same period in 2005.

         Funds available for distribution for the second quarter of 2006 was $0.61 per diluted common share. A reconciliation of funds available for distribution to net income follows.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of June 30, 2006, the Company had investments of approximately $2.0 billion in 249 real estate properties and mortgages, including investments in unconsolidated limited liability companies. The Company's 235 owned real estate properties are comprised of six facility types, located in 27 states, totaling approximately 12.7 million square feet. The Company provides property management services to approximately 7.0 million square feet nationwide.



        The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by
 Healthcare Realty Trust for the year ended December 31, 2005. Forward-looking statements represent the Company's judgment as of the date of this release.
    The Company disclaims any obligation to update forward-looking material.



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                      HEALTHCARE REALTY TRUST INCORPORATED
                      CONSOLIDATED STATEMENTS OF INCOME (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                                     JUNE 30,                              JUNE 30,
                                                           -------------------------------       -----------------------------
                                                               2006              2005               2006              2005
                                                           ------------       ------------       -----------      ------------
Revenues:
  Master lease rental income                               $     20,852       $     17,807       $    40,804      $     34,767
  Property operating income                                      31,397             32,612            63,215            65,553
  Straight-line rent                                              1,360             (1,663)            1,742            (1,413)
  Mortgage interest income                                        3,083              2,315             6,139             3,652
  Other operating income (2)                                     10,337              8,892            19,096            17,316
                                                           ------------       ------------       -----------      ------------
                                                                 67,029             59,963           130,996           119,875
Expenses:
  General and administrative                                      4,365              4,064             8,760             7,324
  Property operating expenses                                    17,524             17,740            35,656            34,412
  Other operating expenses (2)                                    4,533              3,850             8,838             7,589
  Bad debt expense                                                  330                  0             1,067                 0
  Interest                                                       12,555             11,532            25,619            23,308
  Depreciation                                                   13,277             11,809            25,848            23,266
  Amortization                                                    2,703              3,063             5,581             6,127
                                                           ------------       ------------       -----------      ------------
                                                                 55,287             52,058           111,369           102,026
                                                           ------------       ------------       -----------      ------------

Income from continuing operations                                11,742              7,905            19,627            17,849

Discontinued operations:
   Operating income (loss) from discontinued
   operations                                                      (246)             3,019             1,099             7,689
   Gain on sale of real estate properties and
   impairments, net                                                  10                643             3,275             6,778
                                                           ------------       ------------       -----------      ------------
                                                                   (236)             3,662             4,374            14,467

                                                           ------------       ------------       -----------      ------------
Net income                                                 $     11,506       $     11,567       $    24,001      $     32,316
                                                           ============       ============       ===========      ============

Basic earnings per common share:
   Income from continuing operations per common share      $       0.25       $       0.17       $      0.42      $       0.39
                                                           ============       ============       ===========      ============
   Discontinued operations per common share                $       0.00       $       0.08       $      0.09      $       0.31
                                                           ============       ============       ===========      ============
   Net income per common share                             $       0.25       $       0.25       $      0.51      $       0.70
                                                           ============       ============       ===========      ============

Diluted earnings per common share:
   Income from continuing operations per common share      $       0.25       $       0.17       $      0.41      $       0.38
                                                           ============       ============       ===========      ============
   Discontinued operations per common share                ($      0.01)      $       0.07       $      0.09      $       0.30
                                                           ============       ============       ===========      ============
   Net income per common share                             $       0.24       $       0.24       $      0.50      $       0.68
                                                           ============       ============       ===========      ============

Weighted average common
     shares outstanding - Basic                              46,531,031         46,476,389        46,511,581        46,443,639
                                                           ============       ============       ===========      ============

Weighted average common
     shares outstanding - Diluted                            47,459,976         47,403,316        47,464,377        47,375,895
                                                           ============       ============       ===========      ============


(1) The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Includes the operations of the properties consolidated in the Company's consolidated financial statements as required in FIN 46(R) as variable interest entities.



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                      HEALTHCARE REALTY TRUST INCORPORATED

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                     JUNE 30,                       JUNE 30,
                                                            -------------------------       -------------------------
                                                              2006             2005           2006            2005
                                                            ---------       ---------       ---------       ---------
Cash flows from operating activities
  Net income                                                $  11,506       $  11,567       $  24,001       $  32,316

       Non-cash items:
       Depreciation and amortization -- real estate            15,702          15,087          31,066          29,909
       Depreciation and amortization -- other                     243             221             511             564
       Amortization of deferred loan fees                           0              95             255             234
       Impairments due to sale of real estate                       0               0               0              25
       Equity losses from unconsolidated LLCs                      59             145              74             145
       Consolidated losses from variable interest
         entities                                                 433             269             860           2,535
       Deferred compensation amortization                         934             869           1,890           1,767
       FAS123R stock compensation expense                           0               0             227               0
       Provision for deferred post-retirement benefits            529             277           1,057             493
       Provision for bad debt                                     330               0           1,067               0
       (Increase) decrease in straight-line rent                 (804)          1,811          (1,165)          1,572
       Other non-cash items                                       (28)           (153)            130            (175)
                                                            ---------       ---------       ---------       ---------
           Total non-cash items                                17,398          18,621          35,972          37,069

       Other items:
       Increase (decrease) in other liabilities                 2,674            (642)            920          (1,955)
       Increase in other assets                                (3,334)         (2,931)         (1,629)         (6,583)
       Decrease in accounts payable and accrued
         liabilities                                          (12,553)        (10,795)         (4,947)         (2,575)
       Gain on sale of real estate                                (10)           (643)         (3,275)         (6,803)
                                                            ---------       ---------       ---------       ---------
           Total other items                                  (13,223)        (15,011)         (8,931)        (17,916)
                                                            ---------       ---------       ---------       ---------

           Net cash provided by operating activities           15,681          15,177          51,042          51,469

Cash flows from investing activities:
       Acquisition and development of real estate
         properties                                           (70,889)        (51,745)        (80,379)        (61,304)
       Funding of mortgages and notes receivable               (4,077)        (13,600)        (20,571)        (64,326)
       Investment in unconsolidated LLCs                         (508)        (11,135)         (9,873)        (11,135)
       Distributions from unconsolidated LLCs                     212             114             424             114
       Proceeds from sales of real estate                      17,899          62,646          29,144         124,879
       Proceeds from mortgage and notes receivable
         repayments                                            12,830           8,733          40,357           9,161
                                                            ---------       ---------       ---------       ---------
           Net cash used in investing activities              (44,533)         (4,987)        (40,898)         (2,611)

Cash flows from financing activities:
       Borrowings on notes and bonds payable                  137,000         104,248         247,000         122,248
       Repayments on notes and bonds payable                  (74,426)        (88,247)       (195,489)       (110,726)
       Dividends paid                                         (31,559)        (31,277)        (63,092)        (62,301)
       Debt issuance costs                                         (2)              0          (1,333)              0
       Proceeds from issuance of common stock                    (454)            272            (188)            872
                                                            ---------       ---------       ---------       ---------
           Net cash provided by (used in) financing
             activities                                        30,559         (15,004)        (13,102)        (49,907)

Increase (decrease) in cash and cash equivalents                1,707          (4,814)         (2,958)         (1,049)
Cash and cash equivalents, beginning of period                  2,372           6,448           7,037           2,683
                                                            ---------       ---------       ---------       ---------
Cash and cash equivalents, end of period                    $   4,079       $   1,634       $   4,079       $   1,634
                                                            =========       =========       =========       =========


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

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION:

                                                                                   THREE MONTHS ENDED
                                                                                      JUNE 30, 2006
                                                                                    -----------------
Net income                                                                             $     11,506
  Less: Gain on sale of real estate                                                             (10)
  Plus: Total non-cash items included in cash flows from operating activities (1)            17,398
                                                                                       ------------
Funds available for distribution                                                       $     28,894
                                                                                       ============

Funds available for distribution per common share - Diluted                            $       0.61
                                                                                       ============

Weighted average common shares outstanding -- Diluted                                    47,459,976
                                                                                       ============

(1) See Consolidated Statement of Cash Flows included in this press release.




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


                      HEALTHCARE REALTY TRUST INCORPORATED
                   RECONCILIATION OF FUNDS FROM OPERATIONS (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                  JUNE 30,                               JUNE 30,
                                       -------------------------------       -------------------------------
                                          2006                 2005              2006               2005
                                       ------------       ------------       ------------       ------------
Net income (2)                         $     11,506       $     11,567       $     24,001       $     32,316
     Net gain on sale of real
          estate properties                     (10)            (1,325)            (3,275)            (7,488)
     Real estate depreciation
          and amortization                   16,052             15,010             31,747             29,831
                                       ------------       ------------       ------------       ------------
     Total adjustments                       16,042             13,685             28,472             22,343
                                       ------------       ------------       ------------       ------------

Funds from operations - Basic
     and Diluted                       $     27,548       $     25,252       $     52,473       $     54,659
                                       ============       ============       ============       ============

Funds from operations
     per common share - Basic          $       0.59       $       0.54       $       1.13       $       1.18
                                       ============       ============       ============       ============

Funds from operations
     per common share - Diluted        $       0.58       $       0.53       $       1.11       $       1.15
                                       ============       ============       ============       ============

Weighted average common
     shares outstanding - Basic          46,531,031         46,476,389         46,511,581         46,443,639
                                       ============       ============       ============       ============

Weighted average common
     shares outstanding - Diluted        47,459,976         47,403,316         47,464,377         47,375,895
                                       ============       ============       ============       ============


(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company's peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) See the Consolidated Statement of Cash Flows for a reconciliation of non-cash items included in net income.



Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.



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